A Colorado Community Bank

Presentation to Institutional Investors
February 2007

Safe-Harbor Statement

            This presentation and remarks accompanying it may include forward-
looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Such statements involve risks and assumptions that could cause actual results to differ materially from those in the forward-
looking statements. Any forward-looking statements made in the course of this presentation speak only as of the date on which they are made, and
United Western Bancorp, Inc. has no duty to, and does not intend to, update or revise the forward-looking statements after the date on which they are made.

Stock Summary

Nasdaq                                UWBK

Price:$21.73

52-week range:  $18.75 - $24.00

Shares outstanding:                      7.26 million

Market capitalization:            $165 million

Price/tangible book value*:                          1.5 X

*Data as of February 16, 2007

Dec 2005 – Gibson recruits veteran Colorado executive team and leads re-capitalization via private placement to support transition from *wholesale* to *community* banking.

Jan 2006 – Proceeds of $97 million private placement used to repurchase shares held by two other founders and senior executives, followed by issuer self-tender for remaining shares

June 2006 – Shareholders approved name change to support new business plan

UNITED WESTERN BANCORP
February 2007
4

History of United Western Bancorp

1989 -  Founded by Guy Gibson  as United Financial, Inc., a mortgage servicing brokerage

1993 - Acquired a New Mexico-based S&L, renamed Matrix Capital Bank

1996 - Matrix Bancorp, Inc. conducted an IPO as a Denver-based wholesale bank

2002 - Guy Gibson steps down as Chairman to form another business venture; maintains his shares in the Company

New Vision…New Mission…New Leadership…
New Team…New Focus

Fort Collins
Aurora
Lakewood
Denver
Colorado Springs

UNITED WESTERN BANCORP
February 2007
5

Mission

We are committed to becoming the
state’s preeminent relationship-based
community bank with regional
banking facilities designed to serve
small and medium-sized businesses
throughout Colorado’s Front Range.

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UNITED WESTERN BANCORP
February 2007
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Colorado’s Front Range

80% of Colorado’s population

Population expected to grow at 5% CAGR through 2020

$3 billion annual residential and commercial real estate construction

Highly educated work force

Colorado ranked 8th in per capita personal income (2005)

Colorado growth metrics*

Job growth: 2.0% or 44,500 new jobs over the 12 months ending September 30, 2006.

Personal income: 5.2% growth over the 12 months ending September 30, 2006.

National rankings:  8th highest population growth 2000-2005; 5th highest in attracting and creating new companies (2006); 6 th best business tax climate (2006); and 19 th highest employment growth rate.

* Source: FDIC State Profiles – Colorado 3rd Quarter 2006 and Metro Denver Development Council.

R.I.P
R.I.P
R.I.P
R.I.P
R.I.P
R.I.P

Colorado Deposit Market Share

2006 Rank	Institution (ST)	Branches	Total Deposits ($000)	Total Market Share (%)
1	Wells Fargo & Company (CA)	146	13,417,937	18.13
2	FirstBank Holding Company (CO)	114	6,802,333	9.19
3	U.S. Bancorp (MN)	115	6,322,527	8.54
4	Golden West Financial Corporation (CA)	35	5,054,216	6.83
5	JPMorgan Chase & Co. (NY)	75	3,650,336	4.93
6	BNP Paribas Group	93	3,102,235	4.19
7	KeyCorp (OH)	47	2,483,716	3.36
8	Centennial Bank Holdings, Inc. (CO)	38	2,118,547	2.86
9	First National of Nebraska, Inc. (NE)	27	2,113,689	2.86
10	Alpine Banks of Colorado (CO)	34	1,743,827	2.36
11	Zions Bancorporation (UT)	40	1,692,013	2.29
12	United Western Bancorp, Inc. (CO)	1	1,395,633	1.89
13	Pinnacle Bancorp, Inc. (NE)	31	1,286,038	1.74
14	Storm Financial Group, Inc. (CO)	25	1,278,868	1.73
15	CoBiz Inc. (CO)	11	1,168,196	1.58
	Total For Institutions In Market	1,532	74,023,379	

UNITED WESTERN BANCORP
February 2007
7

Colorado Banking Consolidation

First

Colorado

Bancorp

Guaranty

Corp

Vectra

Banking

Corp

Vail

Banks

MegaBank

Financial

Corp

*pending acquisition by Banco Bilbao Vizcaya Argentaria SA (NYSE:BBV)

Compass

Bank*

Transition to Community Banking

We are executing the transition!

Goal

Status

Hire banking teams/open new
banking locations

Divest non-core businesses

Execute shareholder value
strategies

Wholesale (consumer mortgage)
loans

Institutional deposits

Initial teams hired/new banking
locations opened, announced or
under construction

Accomplished

Accomplished

Community bank loans

Business banking deposits

•

Central Denver	Cherry Creek	Denver Tech Center	Boulder	Fort Collins	Longmont*
13	7	6	8	5	1

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UNITED WESTERN BANCORP
February 2007
9

Hire First-Rate Teams

New community bankers and personnel

New credit and underwriting team

New treasury management team

New consumer banking team

Expanded SBA Division

Added experienced, senior head of construction banking

New technology, operations and compliance teams

*Pending as of February 22, 2007

Cherry Creek Location

Boulder Location

Downtown Tower Location

Fort Collins Location

DTC Location

UNITED WESTERN BANCORP

February 2007

10

Regional Bank Expansion

Opened January 2007

Opened October 2006

Site Acquired – 2007 Opening

Site Acquired – 2007 Opening

Open

Average Loan Composition YE 2005

Community Banking
2%
3%
1%
6%
8%
1%
Single-family loans
Single-family loans
Construction loans
Commercial real estate loans
Commercial loans
Multi-family loans
Originated SBA loans
Land and other loans

Average Loan Composition YE 2006

Community Banking
3%
9%
1%
6%
10%
2%
Single-family loans
Single-family loans
Construction loans
Commercial real estate loans
Commercial loans
Multi-family loans
Originated SBA loans
Land and other loans

UNITED WESTERN BANCORP

February 2007

11

Balance Sheet – Loan Portfolio in Transition

Community Banking Loans Grow 74% to $400MM

Deposit Composition
Year ended 2006
45%
52%
3%
Money Markets
NOW
Passbook & Certificate

February 2007
12

Unique Deposit Composition

Total Deposits Grow 19.7% to $1.346B

Financial Review

Financial Review

Balance Sheet and Operations

Conversion to community bank

Manage new community bank loan portfolio risk

Manage reduction in wholesale activities

Divest all non-strategic businesses

Build deposits and reduce wholesale borrowings

Capital management

Shareholder value strategies

Implementation in 2006

Actions

Results

Conversion to Community Bank
(in thousands)

Assets	Dec-06	Sep-06	Jun-06	Mar-06	Dec-05	Period Change 2006/2005
	Quarter Ended					
Cash and short-term investments	$ 23,754	$ 56,886	$ 29,292	$ 37,082	$ 34,232	-30.6%
Investment securities - mortgage backed	753,878	771,949	704,810	551,710	434,715	73.4%
Investment securities - SBA Pools	85,101	90,722	95,355	103,698	105,479	-19.3%
Mortgages single-family	606,693	653,185	705,086	787,864	885,740	-31.5%
Loans:						
Commercial Real Estate	225,028	192,377	175,538	157,050	131,594	71.0%
Construction and Development	87,068	56,523	46,002	40,869	35,206	147.3%
Multi Family	54,465	55,748	60,491	64,677	69,398	-21.5%
Other Commercial	24,905	24,925	18,736	12,949	12,235	103.6%
SBA guaranteed originated	7,171	5,806	6,144	8,270	11,045	-35.1%
SBA guaranteed purchased	156,308	164,164	166,593	218,349	193,883	-19.4%
Consumer & Other	2,845	1,277	212	19,630	24,281	-88.3%
ALLL	(8,762)	(9,196)	(9,147)	(10,868)	(9,997)	-12.4%
Total Loans, net	1,155,721	1,144,809	1,169,655	1,298,790	1,353,385	-14.6%
Other assets	138,094	139,299	157,008	154,583	151,577	-8.9%
Total Assets	$ 2,156,548	$ 2,203,665	$ 2,156,120	$ 2,145,863	$ 2,079,388	3.7%

UNITED WESTERN BANCORP
February 2007
15

Balance Sheet Changes

Conversion to Community Bank
(in thousands)

Liabilities	Dec-06	Sep-06	Jun-06	Mar-06	Dec-05	Period Change 2006/2005
	Quarter Ended					
Deposits						
Institutional and community bank	$ 1,319,973	$ 1,238,980	$ 1,253,125	$ 1,096,144	$ 1,081,540	22.0%
Brokered CDs	25,708	25,758	55,928	87,148	42,504	-39.5%
Escrow deposits	40,017	54,505	63,651	56,250	49,385	-19.0%
Total Deposits	1,385,698	1,319,243	1,372,704	1,239,542	1,173,429	18.1%
Borrowings						
FHLBank	519,431	644,956	586,980	691,004	615,028	-15.5%
Other borrowings	60,000	35,000	10,000	29,044	29,581	102.8%
Trust preferred debt	56,216	61,372	61,372	61,372	61,372	-8.4%
Other liabilities	27,450	33,440	17,874	17,915	19,250	42.6%
Total Liabilities	$ 2,048,795	$ 2,094,011	$ 2,048,930	$ 2,038,877	$ 1,898,660	7.9%

Capital	Dec-06	Sep-06	Jun-06	Mar-06	Dec-05	Period Change 2006/2005
Common equity	$ 107,753	$ 109,654	$ 107,190	$ 106,986	$ 180,728	-40.4%
Adjustment for tender offer	-	-	-	-	(79,501)	-100.0%
Common equity excluding tender offer	$ 107,753	$ 109,654	$ 107,190	$ 106,986	$ 101,227	6.4%

UNITED WESTERN BANCORP
February 2007
16

Balance Sheet Changes (continued)

Operating Statements
(In thousands, except for share information)

Income Statement	Year Ended Dec 31, 2006	Quarter Ended Dec-06	Quarter Ended Sep-06	Quarter Ended Jun-06	Quarter Ended Mar-06	Year Ended Dec 31, 2005
Interest income	$ 115,300	$ 30,464	$ 29,764	$ 28,420	$ 26,652	$ 87,096
Interest expense	59,783	15,368	16,260	14,971	13,183	42,466
Net Interest Income	55,517	15,096	13,504	13,449	13,469	44,630
Provision for credit losses	2,341	82	232	1,071	957	1,490
Net interest income after provision for credit losses	53,176	15,014	13,272	12,378	12,512	43,140
Non-Interest income	29,015	7,149	7,216	5,373	9,277	28,267
Non-Interest expense	68,685	17,346	17,494	17,649	16,195	73,683
Pretax income from continuing operations	13,506	4,817	2,994	102	5,594	(2,276)
Income tax (benefit) provision	3,593	1,072	906	(102)	1,715	(2,414)
Income from continuing operations	9,913	3,745	2,088	204	3,879	138
Discontinued operations	1,743	-	-	103	1,638	1,420
Net Income	$ 11,656	$ 3,745	$ 2,088	$ 307	$ 5,517	$ 1,558
Earnings per share - Basic	$ 1.50	$ 0.50	$ 0.28	$ 0.04	$ 0.64	$ 0.22
- Diluted	$ 1.50	$ 0.50	$ 0.27	$ 0.04	$ 0.64	$ 0.22

UNITED WESTERN BANCORP
February 2007
17

Income Statement

Operating Ratios

	Quarter Ended			
Performance Ratios	Dec-06	Sep-06	Jun-06	Mar-06
Yield on earning assets	5.82 %	5.76 %	5.57 %	5.27 %
Cost of interest bearing liabilities	3.30 %	3.47 %	3.29 %	2.93 %
Spread	2.52 %	2.29 %	2.28 %	2.34 %
Net interest margin	2.92 %	2.66 %	2.64 %	2.66 %
ROAA	0.68 %	0.38 %	0.04 %	0.72 %
ROAE	13.26 %	7.74 %	0.76 %	13.30 %
Asset Quality Ratios				
Non-Performing assets to total assets	0.64 %	0.95 %	1.06 %	0.98 %
Non-Performing Assets :				
Mortgages single-family	0.97 %	0.98 %	1.04 %	1.06 %
Commercial loans	0.24 %	2.32 %	3.16 %	5.29 %
REO	0.25 %	0.19 %	0.18 %	0.16 %
Allowance for credit losses to non-performing loans of selected type:				
Allowance: Mortgages single-family	42.14 %	39.48 %	36.93 %	35.56 %
Allowance: Commercial	594.60 %	86.06 %	67.83 %	70.30 %
Net charge-offs to total loans	0.18%	0.09 %	0.32 %	0.03 %
Capital Ratios				
Leverage ratio	5.00%	4.98 %	4.97 %	4.99 %
Tier I ratio UWB	6.82 %	6.51 %	6.36 %	6.34 %
Risk-based ratio UWB	15.70 %	15.77 %	15.01 %	15.27 %
Tangible book value per share	$ 14.85	$ 14.51	$ 14.19	$ 14.16

UNITED WESTERN BANCORP
February 2007
18

Operating Ratios

Colorado Institutions								
Ticker	Company	Market Cap ($MM)	Price/ Book (%)	Price/ Tangible Book (%)	Price/ EPS (X)	Price/ LTM EPS (X)	Div Yield (%)	LTM Div Payout Ratio (%)
CBHI	Centennial Bank Holdings, Inc.	496.2	84.2	317.6	21.7	20.6	0.00	0.00
COBZ	CoBiz Inc.	500.4	294.7	397.7	23.0	21.6	1.14	23.47
	Average	498.3	189.4	357.7	22.3	21.1	0.6	11.7

Peer Group - Public Community Banks with Assets between $1 billion to $5 billion								
Ticker	Company	Market Cap ($MM)	Price/ Book (%)	Price/ Tangible Book (%)	Price/ EPS (X)	Price/ LTM EPS (X)	Div Yield (%)	LTM Div Payout Ratio (%)
	Average	411.0	198.1	253.5	17.7	19.0	2.11	37.28
	Median	350.9	191.5	248.9	16.4	16.3	2.08	34.98
UWBK	United Western Bancorp, Inc.	156.6	145.3	145.3	10.8	14.4	1.11	NA

UNITED WESTERN BANCORP
February 2007
19

Trading Multiples

Source: SNL Securities LLC. UWBK information calculated internally

Capital Strategy

Announced retirement of $5MM of Trust Preferred Stock.

Announced plan to retire other trust preferred issues in 2007 and 2008

Initiated quarterly dividend of $.06 per share to
shareholders of record on March 5, 2007.

Authorized repurchase of up to 5% of outstanding shares of
Common Stock – 300,000 shares repurchased to date.

Exceeding 2006 Objectives

Rebranded holding company and bank.

New loan production of $210MM, 30% over target goal

New deposit production of $240MM, 60% over target goal

Opened new regional bank locations (2)

Divested all non-core, higher risk subsidiaries

Executed book-value building transactions – sold HQ tower, deployed tax credits, monetized minority stake in previously divested subsidiary

Expanded overall net interest margin 30bps, year/year

Reduced nonperforming loans by 50%

Trust custody accounts at Sterling Trust grow to exceed 50,000, deposits to United Western Bank over $370MM

Investment Rationale

Highly experienced management  with proven track record

Well-established infrastructure

Strong employee base

Attractive demographics

Vibrant marketplace

Solid relationship with regulators

Compelling business model

Executing our plan as stated